                                                                EXHIBIT 10.119


                               Irrevocable Proxy
                            (J.R. Simplot Company)



        J.R. Simplot Company, a Nevada corporation (the "Company"), hereby irrevocably appoints such persons as may be serving from time to time as the Chairman of the Board of Micron Technology, Inc., a Delaware corporation ("Micron"), the Chief Financial Officer of Micron, and each of them alone, as its true and lawful proxy and attorney-in-fact, with full power of substitution and resubstitution (i) to represent the Company at the annual meetings of the stockholders of Micron to be held in 1996, 1997, 1998, 1999, 2000, 2001 and 2002, and at any adjournment thereof, and to vote, in its discretion (including cumulatively, if required) 5,000,000 shares (the "Shares") of common stock, $.10 par value, of Micron held by the Company and evidenced by certificate numbers MC38051, MC38054, MC38057, MC38061, MC38063, MC38067 and MC51861 (of which all the shares of Common Stock evidences by certificate numbers MC83051, MC38054, MC38057, MC38061 and MC38063, 882,500 shares of Common Stock evidenced by certificate number MC38067 and 1,244,750 shares of Common Stock evidenced by certificate number MC51861 are subject to this proxy) or any certificates issued to the Company as a replacement therefor; (ii) to represent the Company at any special meeting of stockholders of Micron, and at any adjournment thereof, and to vote (including cumulatively, if required) all the Shares in its discretion; and (iii) to vote all the Shares in its discretion upon such other matter or matters which may properly come before the stockholders of Micron by written consent or otherwise. The Company retains the voting rights with regard to the remaining 1,098,750 shares of Common Stock evidenced by certificate number MC38067 and the remaining 1,099,000 shares of Common Stock evidenced by certificate number MC51861.

        This irrevocable proxy may be exercised at any time after the date hereof and prior to July 29, 2003, except that such proxy shall expire immediately upon the termination for any reason of the dividend swap transaction contemplated by the letter agreement between the Company and Canadian Imperial Bank of Commerce dated July 29, 1996.

Dated:       July 29, 1996                  J.R. SIMPLOT COMPANY

                                            By:     /s/ L.E. Costello
                                                    ------------------------

                                            Name:   L.E. Costello

                                            Title:  Sr. Vice President & C.F.O.